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                                                                    EXHIBIT 10.4

                                SECOND AMENDMENT
                           TO STOCK PURCHASE AGREEMENT


           This SECOND AMENDMENT (this "SECOND AMENDMENT"), dated as of August 27, 1998, by and among SPECTRASITE HOLDINGS, INC. (the "COMPANY"), a Delaware corporation, WHITNEY EQUITY PARTNERS, L.P. ("JHW II"), a Delaware limited partnership, J. H. WHITNEY III, L.P. ("JHW III"), a Delaware limited partnership, WHITNEY STRATEGIC PARTNERS III, L.P., ("JHW STRATEGIC III"), a Delaware limited partnership, WALLER-SUTTON MEDIA PARTNERS, L.P. ("WALLER"), a Delaware limited partnership, KITTY HAWK CAPITAL LIMITED PARTNERSHIP, III ("KITTY HAWK III"), a Delaware limited partnership, KITTY HAWK CAPITAL LIMITED PARTNERSHIP, IV ("KITTY HAWK IV"), a Delaware limited partnership, EAGLE CREEK CAPITAL, L.L.C. ("EAGLE CREEK"), a Washington limited liability company, THE NORTH CAROLINA ENTERPRISE FUND, L.P. ("NCEF"), a North Carolina limited partnership, FINLEY FAMILY LIMITED PARTNERSHIP ("FINLEY LP"), an Arkansas limited partnership, WILLIAM R. GUPTON ("GUPTON"), a North Carolina resident, JACK W. JACKMAN ("JACKMAN"), a North Carolina resident, and ALTON D. ECKERT ("ECKERT" and together with JHW II, JHW III, JHW Strategic III, Waller, Kitty Hawk III, Kitty Hawk IV, Eagle Creek, NCEF, Finley LP, Gupton and Jackman, each a "PURCHASER" and collectively the "PURCHASERS"), a North Carolina resident, to the Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT"), dated as of March 23, 1998, by and among the Company and the Purchasers, as amended by the First Amendment (the "FIRST AMENDMENT"), dated as of May 29, 1998, by and among, the Company and the Purchasers. The Stock Purchase Agreement, as amended by the First Amendment, is hereinafter referred to as the "ORIGINAL AGREEMENT." The Original Agreement as amended by this Second Amendment is hereinafter referred to as the "AGREEMENT." All capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Stock Purchase Agreement.

                              W I T N E S S E T H:

           WHEREAS, pursuant to Section 2.2(b) of the Original Agreement, the Company delivered written notice, dated July 26, 1998, to the Purchasers, requesting that the Second Closing occur on the date hereof; and

           WHEREAS, the issuance and sale by the Company of the Additional Sares to JHW II would require each of the Company and JHW II to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT"), which would result in a delay of the Second Closing beyond the date hereof; and

           WHEREAS, the Company desires to proceed with the Second Closing on the date hereof and to issue and sell all of the Additional Shares, as contemplated by Section 2.2(b) of the Original Agreement, other than the 675,874 shares (the "JHW II ADDITIONAL SHARES") of Series B Preferred Stock required to be sold by the Company to JHW II, and purchased by JHW II from the

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Company, and the Purchasers desire that, on the date hereof, each of the
Purchasers, other than JHW II, purchase the Additional Shares as contemplated under the Original Agreement; and

           WHEREAS the Company and the Purchasers desire that the Company issue and sell, and JHW II purchase, the JHW II Additional Shares on the terms set forth in the Original Agreement after the Company and JHW II have complied with the requirements of the HSR Act.

           NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree to amend the Original Agreement as follows:


                                    ARTICLE 1

                        AMENDMENTS TO ORIGINAL AGREEMENT


           1.1 PURCHASE AND SALE OF THE OTHER ADDITIONAL SHARES. Notwithstanding that JHW II will not purchase the JHW II Additional Shares on the date hereof, each of the Purchasers other than JHW II (the "OTHER PURCHASERS") shall, on the date hereof, purchase the Additional Shares contemplated by the Original Agreement to be purchased by them (the "PURCHASER ADDITIONAL SHARES") subject to the terms and conditions of the Agreement (other than the condition contained in Article 3 of the Original Agreement that JHW II simultaneously purchase the JHW II Additional Shares).

           1.2 PURCHASE AND SALE OF JHW II ADDITIONAL SHARES. The Company shall issue and sell to JHW II, and JHW II shall purchase, the JHW II Additional Shares from the Company subject to the terms and conditions of the Agreement (other than the condition contained in Article 3 of the Original Agreement that the Other Purchasers simultaneously purchase the Purchaser Additional Shares). For all purposes under the Agreement, the JHW II Additional Shares shall be deemed to be "Shares."

           1.3 CLOSING OF THE SALE AND PURCHASE OF THE JHW II ADDITIONAL SHARES. The issuance and purchase of the JHW II Additional Shares shall take place at the closing (the "JHW II CLOSING") to be held at the offices of Hutchison & Mason PLLC, 4011 Westchase Blvd., Suite 400, Raleigh, North Carolina, on the date that is five business days after all the conditions to the JHW II Second Closing have been satisfied, including, without limitation, the condition that the Company and JHW II comply with the requirements of the HSR Act (the "JHW II SECOND CLOSING DATE"), but in no event later than April 1, 1999. At the JHW II Second Closing, the Company shall deliver to JHW II the JHW II Additional Shares against delivery by JHW II to the Company of the purchase price therefor, payable by wire transfer of immediately available funds to an account or accounts designated in writing by the Company. With respect only to the sale and purchase of the JHW II Additional Shares, (i) the term "Second Closing" as used in the Agreement shall mean the JHW II Second Closing and (ii) the term "Second Closing Date" shall mean the JHW II Second Closing Date.


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           1.4   DEFAULT SHARES. The provisions of Section 2.1(c) and 2.3 of the
Original Agreement shall not apply to JHW II's failure to purchase and pay for the JHW II Additional Shares on the date hereof, but shall only apply in the event JHW II fails or refuses to pay for the JHW II Additional Shares, in accordance with the terms and subject to the conditions of the Agreement, on the JHW II Second Closing Date.

           1.5 CONDITIONS TO CLOSING. In addition to the conditions set forth in Article 3 of the Original Agreement, the obligations of JHW II to purchase the JHW II Additional Shares, to pay the purchase price therefor at the JHW II Second Closing and to perform any other obligations under the Agreement shall be subject to the consummation of the purchase on the date hereof by the Other Purchasers of the Additional Shares on the terms set forth in the Agreement.

           1.6 HSR ACT. The Company and JHW II shall take all actions necessary and shall cooperate to comply with the provisions of the HSR Act, including, without limitation, the filing by each of the Company and JHW II of a "Notification and Report Form for Certain Mergers and Acquisitions" with the United States Federal Trade Commission, in connection with the purchase and sale of the JHW II Additional Shares. The representations and warranties in Sections
5.3 and 6.11 of the Purchase Agreement (as they relate to the JHW II Additional Shares) are hereby modified by the parties acknowledgment that the purchase and sale of the JHW II Additional Shares is subject to the provisions of the HSR Act.


                                    ARTICLE 2

                                  MISCELLANEOUS

           2.1 RATIFICATION. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Agreement and, except as expressly modified and superseded by this Second Amendment, the terms and provisions set forth in the Original Agreement are hereby ratified and confirmed and shall continue in full force and effect.

           2.2 FEES. The Company confirms and agrees that its obligations under Section 2.5(a) of the Original Agreement include, without limitation, the obligation of the Company to pay the out-of-pocket expenses (including, without limitation, attorneys' fees, charges and disbursements, consultants' fees and expenses and due diligence expenses) of (i) Whitney, JHW II, JHW III, JHW Strategic III, Waller, Kitty Hawk III and Kitty Hawk IV incurred in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) JHW II incurred in connection with its compliance with the HSR Act as contemplated by Section
1.6 hereof, including, without limitation, any filing fees required under the HSR Act.

           2.3 SIGNATURES; COUNTERPARTS. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed


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to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Second Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           2.4 HEADINGS. The headings in this Second Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           2.5 GOVERNING LAW. THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

           2.6 JURISDICTION. EACH PARTY TO THE AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, THE SHARES, OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH IN SECTION 9.2 OF THE ORIGINAL AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

           2.7 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

           2.8 RULES OF CONSTRUCTION. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Second Amendment.


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           2.11  ENTIRE AGREEMENT. The Agreement, together with the exhibits and schedules thereto and the other Transaction Documents, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to therein. The Agreement, together with the exhibits and schedules thereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

           2.13. FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of the Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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           IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.


                                   SPECTRASITE HOLDINGS, INC.


                                   By:   /s/ Stephen H. Clark
                                         ------------------------------------
                                         Name: Stephen H. Clark
                                         Title:President


                                   WHITNEY EQUITY PARTNERS, L.P.

                                   By:   J. H. Whitney Equity Partners, LLC,
                                         Its General Partner


                                   By:   /s/ Michael R. Stone
                                         ------------------------------------
                                         Name: Michael R. Stone
                                         A Managing Member

                                   J. H. WHITNEY III, L.P.

                                   By:   J. H. Whitney Equity Partners III, LLC
                                         Its General Partner

                                   By:   /s/ Michael R. Stone
                                         ------------------------------------
                                         Name: Michael R. Stone
                                         A Managing Member

                                   WHITNEY STRATEGIC PARTNERS III, L.P.

                                   By:   J. H. Whitney Equity Partners III, LLC
                                         Its General Partner

                                   By:   /s/ Michael R. Stone
                                         ------------------------------------
                                         Name: Michael R. Stone
                                         A Managing Member


     [FIRST SIGNATURE PAGE TO SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT]

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                               WALLER-SUTTON MEDIA PARTNERS, L.P.

                               By: /s/ Waller-Sutton Media, LLC
                                   ---------------------------------------
                                   Name:
                                   Its General Partner


                               By: /s/ Andrew J. Armstrong, Jr.
                                   ---------------------------------------
                                   Name: Andrew J. Armstrong, Jr.
                                   A General Partner


                               KITTY HAWK CAPITAL LIMITED PARTNERSHIP, III

                               By: Kitty Hawk Partners Limited Partnership, III
                                   Its General Partner


                               By: /s/ W. Chris Hegele
                                   --------------------------
                                   Name: W. Chris Hegele
                                   A General Partner


                               KITTY HAWK CAPITAL LIMITED
                                  PARTNERSHIP, IV

                               By: Kitty Hawk Partners LLC, IV
                                   Its General Partner


                               By: /s/ W. CHRIS HEGELE
                                   --------------------------
                                   Name: W. CHRIS HEGELE
                                   A Manager


                               EAGLE CREEK CAPITAL, L.L.C.


                               By: /s/ Susan L. Rasinski
                                   --------------------------
                                   Name: Susan L. Rasinski
                                   A Manager


     [SECOND SIGNATURE PAGE TO SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT]
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                             THE NORTH CAROLINA ENTERPRISE FUND, L.P.

                             By: The North Carolina Enterprise Corporation,
                                  General Partner


                             By: /s/ Charles T. Closson, Jr.
                                 -----------------------------------------
                                 Name: Charles T. Closson, Jr.
                                 Title:President & CEO


                             FINLEY FAMILY LIMITED PARTNERSHIP




                             By: /s/ Joe L. Finley III
                                 ----------------------------------------
                                 Name: Joe L. Finley III
                                 Title: Managing General Partner


                             /s/ WILLIAM R.GUPTON
                             --------------------------------------------
                             WILLIAM R. GUPTON



                             /s/ JACK W. JACKMAN
                             --------------------------------------------
                             JACK W. JACKMAN


                             /S/ ALTON D. ECKERT
                             --------------------------------------------
                             ALTON D. ECKERT


     [THIRD SIGNATURE PAGE TO SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT]